Exhibit 10.4

Prepared by and Record and Return to:
Lindquist & Vennum P.L.L.P. (RKV)
4200 IDS Center
80 South Eighth Street
Minneapolis, MN 55042
Telephone:  (612) 371-3211

THIRD AMENDMENT
TO
FUTURE ADVANCE MORTGAGE
AND SECURITY AGREEMENT
AND FIXTURE FINANCING STATEMENT
AND ASSIGNMENT OF LEASES AND RENTS

THIS AMENDMENT is made effective as of June       , 2006, by and between EAST KANSAS AGRI-ENERGY, L.L.C., a Kansas limited liability company, with an address at 1304 South Main, Garnett, Kansas 66032 (the “Mortgagor”) and HOME FEDERAL SAVINGS BANK, a federal savings bank, with an address at 1016 Civic Center Drive N.W., Rochester, Minnesota 55903 (the “Mortgagee”).

RECITALS:

A.            Mortgagee has provided Mortgagor with loans in the aggregate, original principal amount of $26,000,000.00 pursuant to two promissory notes dated as of November 23, 2004 made by Mortgagor in favor of Mortgagee, and Mortgagee will provide additional financing to the Mortgagor pursuant to one or more additional notes made by Mortgagor in favor of Mortgagee (the existing notes and all future notes issued by Mortgagor to Mortgagor are collectively referred to as the “Notes”) in connection with the construction of a dry milling fuel ethanol plant near Garnett, Kansas (the “Project”).

B.            Mortgagor’s obligations under the Notes are secured by, among other things, a Future Advance Mortgage and Security Agreement and Fixture Financing Statement and Assignment of Leases and Rents dated November 23, 2004 and recorded in the office of the Anderson County, Kansas Register of Deeds on November 30, 2004, in Book 210 of Mortgages, Page 10, covering that certain property located in Anderson County, Kansas, as described therein, as amended by a First Amendment to Future Advance Mortgage and Security Agreement and Fixture Financing Statement and Assignment of Leases and Rents, dated June 21, 2005, and recorded in the office of the Anderson County, Kansas, Register of Deeds on July 6, 2005, in Book 78-MCL of Mortgages, Page 24, and as amended by a Second Amendment to Future Advance Mortgage and Security Agreement and Fixture Financing Statement and Assignment of

Leases and Rents, dated December 20, 2005, and recorded in the office of the Anderson County, Kansas, Register of Deeds on December 27, 2005, in Book 79-MCL of Mortgages, Page 103 (collectively, as amended from time to time, the “Mortgage”), secured by the real estate legally described on Exhibit A.

C.            The parties desire to clarify that the Notes and this Mortgage provide that $4,000,000 of the loan from Mortgagee to Mortgagor shall be a revolving amount and the remaining $22,000,000 of the loan shall be payable as a fixed term amount.

D.            The parties desire to amend the terms and conditions of the Mortgage to incorporate the changes set forth in this Amendment.

E.             The parties hereto have the authority to enter into this amendment pursuant to section (g) of the Warranty Deed dated December 20, 2005 and recorded in the office of the Anderson County, Kansas, Register of Deeds on December 27, 2005, in Book 164 of Deeds, Page 88 between the Mortgagor and the City of Garnett, Kansas.

F.             Mortgagor hereby certifies that it is the Owner of 100% of the aggregate maximum principal amount of the Bonds (as defined in the Trust Indenture).

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree that the Mortgage is amended as follows:

1.                                       Upon the request of Mortgagor, delivered to Mortgagee prior to the Maturity Date, Mortgagee may advance and re-advance up to $4,000,000 of the amount due under the Notes and secured by this Mortgage.  Any such advance shall be superior to the rights of the holder of any intervening lien or encumbrance.  This Mortgage secures all future advances by Mortgagee to Mortgagor and all future obligations of Mortgagor to Mortgagee pursuant to the Credit Agreement, the Notes, and this Mortgage up to and including the maximum stated principal indebtedness of $26,000,000.

2.                                       Mortgagor confirms the continuing accuracy of all representations and warranties set forth in the Mortgage.

3.                                       This Amendment shall be binding upon, and inure to the benefit of the Mortgagor and the Mortgagee and their respective successors and assigns.

4.                                       Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Mortgage remain unchanged and in full force and effect according to their terms and are hereby ratified by the Mortgagee and Mortgagor.  All capitalized terms not separately defined herein shall have the meanings assigned to them in the Mortgage. On and after the effectiveness of this Amendment, each reference in the Mortgage to “this Mortgage,” “hereunder,” “hereof” or words of like import referring to the Mortgage, and each reference in the Loan Documents to the Mortgage, shall mean the Mortgage as amended by this Amendment.

5.                                       IN WITNESS WHEREOF, this Amendment is executed as of the date first shown above.

MORTGAGEE:

HOME FEDERAL SAVINGS BANK

By:	/s/ Eric Oftedahl
Name:	Eric Oftedahl
Its:	Vice President

STATE OF MINNESOTA	)
) ss.
COUNTY OF	)

On this            day of June, 2006, before me personally appeared Eric Oftedahl, to me known, who being by me duly sworn, did say that he is the Vice President of HOME FEDERAL SAVINGS BANK, a federal savings bank, that said instrument was signed on behalf of said federal savings bank, and acknowledged said instrument to be the free act and deed of said federal savings bank.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

/s/ Stephanie W. Scott
Print Name: Stephanie W. Scott
Notary Public in and for said County and State
My Commission Expires: 1-31-2010

[Remainder of this page intentionally left blank.]
[Additional signature page follows.]

MORTGAGOR:

EAST KANSAS AGRI-ENERGY, L.L.C.

By:	/s/ William R. Pracht
Name:	William R. Pracht
Its:	President

STATE OF KANSAS	)
) ss.
COUNTY OF ANDERSON	)

On this            day of June, 2006, before me personally appeared William R. Pracht, to me known, who being by me duly sworn, did say that he is the President of EAST KANSAS AGRI-ENERGY, L.L.C., a Kansas limited liability company, that said instrument was signed on behalf of said limited liability company, and acknowledged said instrument to be the free act and deed of said limited liability company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

/s/ Carol Foltz
Print Name: Carol Foltz
Notary Public in and for said County and State
My Commission Expires: 10-31-07

EXHIBIT A

LEGAL DESCRIPTION

Tract 1 (Parcel “A”):

All of Lots One (1), Two (2), Three (3) and Four (4), except the West 450 feet of said Lot Two (2) and Lot Three (3), in the Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas.

A strip of land described as the South 50 feet of the West 450 feet of Lot Two (2), in the Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas;

together with the southern half of vacated NE 1700 Road abutting the northern boundary of the land described above.

Tract 2 (Parcel “B”):

Beginning at a 1/2” rebar at the Southwest corner of the Southeast Quarter (SE1/4) of Section Thirty (30), Township (20) South, Range Twenty (20) East of the Sixth Principal Meridian, THENCE North 02º14’48” West for a distance of 925.52 feet to a 1/2” rebar on the West line of said Southeast Quarter (SE1/4), THENCE South 68º39’56” East for a distance of 896.17 feet to a ½” rebar; THENCE South 74º03’04” East for a distance of 428.02 feet to a 1/2” rebar; THENCE South 02º14’48” East for a distance of 444.00 feet to a 1/2” rebar on the South line of said Southeast Quarter (SE1/4); THENCE South 88º15’01” West for a distance of 1228.00 feet along said South line to the point of beginning;

together with the northern half of vacated NE 1700 Road abutting the southerly boundary of the land described above.

Tract 3:

Lot Five (5) and Lot Six-A (6-A), less the North 100 feet of said Lot Six-A (6-A), in Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas.

Tract 4:

Grant of Easement and Right of Way dated April 5, 2005 recorded April 7, 2005 in Book 77 of MCL, page 59, in the office of the Register of Deeds, Anderson County, Kansas, covering the following property:

Commencing at a 1/2” rebar at the Southeast Corner of the Southwest Quarter of Section 30, Township 20 South, Range 20 East of the Sixth Principal Meridian, City of Garnett, Anderson County, Kansas; THENCE North 02 degrees 14 minutes 48 seconds West for a distance of 798.23 feet along the East line of said Southwest Quarter; THENCE North 70 degrees 59 minutes 38 seconds West for a distance of 51.33 feet to the East line of the Rail Road Depot as described in Deed Book 16, Page 605 the POINT OF BEGINNING; THENCE North 70 degrees

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59 minutes 38 seconds West for a distance of 301.01 feet to the West line of said Rail Road Depot; THENCE North 12 degrees 22 minutes 55 seconds East for a distance of 60.40 feet along said West line; THENCE South 70 degrees 59 minutes 38 seconds East for a distance of 305.09 feet to the East line of said Rail Road Depot; THENCE South 16 degrees 15 minutes 12 seconds West for a distance of 60.06 feet to the POINT OF BEGINNING.  Together with and subject to covenants, easements, and restrictions of record.

Note:      Tract designations are for convenience of reference only and do not constitute an integral part of the legal description.

A-2